Exhibit 10.4















                  THE NATIONAL GRID COMPANY PLC


















            ------------------------------------------

            CONNECTION AND USE OF SYSTEM DOCUMENTATION

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

                             CONTENTS


                                                           Page

Master Agreement                                           1-48

Schedule 1     -    NGC/Users' Details                    49-51
Schedule 2     -    Definitions                           52-87
Schedule 3     -    Accession Agreement                   88-89


Exhibit 1      -    Supplemental Agreement Type 1          1-40
Exhibit 2      -    Supplemental Agreement Type 2          1-61
Exhibit 3      -    Supplemental Agreement Type 3          1-34
Exhibit 4      -    Supplemental Agreement Type 4          1-36
Exhibit 5      -    Supplemental Agreement Type 5          1-28
Exhibit 6      -    Supplemental Agreement Type 6          1-28
Exhibit 7      -    Connection Application                  1-6
Exhibit 8      -    Connection Offer                        1-8
Exhibit 9      -    Use of System Application (Generators)  1-7
Exhibit 10     -    Use of System Application (Suppliers)  1-10
Exhibit 11     -    Modification Application                1-5
Exhibit 12     -    Modification Offer
Exhibit 13     -    Modification Notification
Exhibit 14     -    Ancillary Services Agreement
Exhibit 15     -    Interface Agreement Type 1
Exhibit 16     -    Interface Agreement Type 2
Exhibit 17     -    Interface Agreement Type 3

                      DATED 30TH MARCH 1990







                  THE NATIONAL GRID COMPANY PLC               (1)


                               and


                              OTHERS                          (2)









              --------------------------------------

                              MASTER

              CONNECTION AND USE OF SYSTEM AGREEMENT

              --------------------------------------

                         MASTER AGREEMENT
                             CONTENTS

Clause      Title                                         Page

1           Interpretation and Construction                2
2           Supplemental Agreements                        4
3           Ancillary Services                             7
4           Interface Agreement                            8
5           Nuclear Installations                          9
6           Principles of Ownership                       10
7           Metering                                      12
8           NGC Obligations                               13
9           Compliance with the Grid Code/Distribution
              Code                                        13
10          Modifications                                 15
11          New Connection sites                          17
12          General Provisions concerning
              Modifications and New Connection Sites      17
13          Additional Parties                            19
14          Payment                                       20
15          Limitation of Liability                       22
16          Duration and Termination                      25
17          Events of Default/Deenergisation              26
18          Transfer and Subcontracting                   28
19          Confidentiality                               30
20          Intellectual Property                         38
21          Force Majeure                                 38
22          Waiver                                        39
23          Notices                                       40
24          Counterparts                                  41
25          Variations                                    41
26          Dispute Resolution                            43
27          Jurisdiction                                  45
28          Governing Law                                 46
29          Severance of Terms                            46
30          Language                                      46

THIS MASTER AGREEMENT is made the 30th day of March 1990 and becomes effective on the 31st day of March 1990

BETWEEN:



(1)  THE  NATIONAL  GRID  COMPANY  PLC a  company  registered  in
     England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SEI 9JU ("NGC",
     which  expression  shall   include  its  successors   and/or
     permitted assigns) and whose address, telex and facsimile numbers for notices are set out in Schedule 1; and


(2) THE PERSONS whose names, registered numbers, registered offices, and addresses, telex and facsimile numbers for notices are set out in Schedule 1 (each a "User", which expression shall include its successors and/or permitted assigns)

WHEREAS:

     This Master Agreement has the following principal purposes:

     (i) to establish contractual framework between NGC and all Users pursuant to which Supplemental Agreements will from time to time be made which will provide for, amongst other things:

          (a)  connection  of a User's  Equipment at a Connection
               Site to the NGC Transmission System;

          (b)  the use  by a User of the  NGC Transmission System
               in   connection   with   the   generation   and/or
               transmission of electricity;

          (c)  the payment  to NGC of  Connection Charges  and/or
               Use of System Charges; and

     (ii) to provide for the enforcement of the Grid Code.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.   INTERPRETATION AND CONSTRUCTION

1.1 In this Agreement and in each Supplemental Agreement the words and expressions defined in Schedule 2 shall, unless the subject matter or context otherwise requires or is inconsistent therewith, apply.

1.2 In the event of any inconsistency between the provisions of any Supplemental Agreement and this Agreement, the provisions of the Supplemental Agreement shall prevail in relation to the Connection Site which is the subject thereof to the extent that the rights and obligations of Users not party to that Supplemental Agreement are not affected.

1.3.1 If in order to comply with any obligation in this Agreement or any Supplemental Agreement any Party is under a duty to obtain the consent or approval (including any statutory licence or permission) ("the Consent") of a third party (or the consent of another Party to this Agreement) such obligation shall be deemed to be subject to the obtaining of such Consent which the Party requiring the consent shall use its reasonable endeavors to obtain including (if there are reasonable grounds therefor) pursuing any appeal in order to obtain such Consent.

1.3.2 If such Consent is required from any Party to this Agreement then such Party shall grant such Consent unless it is unable to do so or it would be unlawful for it to do so provided that such grant by such Party may be made subject to such reasonable conditions as such Party shall reasonably determine.

1.3.3 For the avoidance of doubt if the Party who is under a duty to obtain such Consent fails to obtain such Consent having complied with this Clause 1.3 the obligation on that Party (in relation to which such Consent is required) shall cease.

1.4       In this Agreement:

    (i) unless the context otherwise requires all references to a particular Clause, Sub-Clause, paragraph, Schedule or Exhibit shall be a reference to that Clause, Sub- Clause, paragraph, Schedule or Exhibit in or to this Agreement and all references to a particular Appendix shall be a reference to that Appendix to a Supplemental Agreement;

    (ii) a table of Contents and headings are inserted for convenience only and shall be ignored in construing this Agreement or a Supplemental Agreement, as the case may be;

    (iii) references to the words "include" or "including" are to be construed without limitation to the generality of the preceding words;

    (iv) unless the context otherwise requires any reference to an Act of Parliament or any Part or Section or other provision of or Schedule to an Act of Parliament shall be construed, at the particular time, as including a reference to any modification, extension or re- enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament; and

     (v) references to the masculine shall include the feminine and references in the singular shall include the plural and vice versa and words denoting persons shall include any individual, partnership, firm, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality.

2.   SUPPLEMENTAL AGREEMENTS

2.1 Exhibits 1 to 6 to this Master Agreement contain the forms of agreements contemplated to be entered into pursuant to this Clause, being:

     Exhibit 1

     Supplemental Agreement  "Type 1",  in respect  of Connection
     Sites of Users which are in existence and Commissioned at the Transfer Date;

     Exhibit 2
     Supplemental  Agreement   "Type  2",   in  respect  of   New
     Connection Sites of Users which have not been Commissioned at the Transfer Date;

     Exhibit 3
     Supplemental Agreement "Type 3", for Generators with Embedded Generating Plant or with Embedded Small dependent Generating Plant and who are acting in that capacity and who are passing power onto a Distribution System through a connection with a Distribution System Commissioned at the Transfer Date;

     Exhibit 4
     Supplemental  Agreement  "Type   4",  for  Generators   with
     Embedded Generating Plant or with Embedded Small Independent


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

     Generating Plant and who are acting in that capacity and who are passing power on to a Distribution System through a connection with a distribution System which has not been Commissioned at the Transfer Date;

     Exhibit 5

     Supplemental Agreement "Type 5", for Second Tier Suppliers acting in that capacity taking Energy through any Grid supply Point and through a Distribution system owned or operated by any other persons; and

     Exhibit 6

     Supplemental Agreement "Type  6:, for Generators with  Minor
     Independent Generating Plant which is Embedded and who are acting in that capacity and who are Pool members.

2.2 The Supplemental Agreements which are to be entered into between NGC and Users who are parties to this Master Agreement as at the Transfer Date, and which are in respect of Connection Sites existing as at the Transfer Date, shall be in or substantially in the relevant exhibited form of Supplemental Agreement.

2.3 Any Supplemental Agreements which are entered into between NGC and Users who are parties to this Master Agreement as at the Transfer Date, but in respect of New Connection Sites, shall be in or substantially in the relevant exhibited form of Supplemental Agreement unless the parties thereto agree otherwise.

2.4 All other Supplemental Agreements shall be in such form as may be agreed between NGC and each User.

2.5  Obligations of Users who own or operate Distribution Systems

     2.5.1 Any User who owns or operates a Distribution System shall not Energise the connection between any Generating Plant or Small Independent Generating Plant or Minor Independent Generating Plant and its Distribution System nor permit the use of its Distribution System by the same until the person owning or operating the plant has where required completed the Use of System Application (Generators) and has entered into a Supplemental Agreement in the appropriate form (if any) with NGC and (if such person is not already a party to this Master Agreement) has where required entered into an Accession Agreement with NGC pursuant to Clause 13.

     2.5.2 Any User who owns or operates a Distribution System shall not Energise the connection between any Customer of another Authorised Electricity Operator connected to such Distribution System if the Demand (Active Power) being supplied to such Customer is being purchased by such Authorised Electricity Operator pursuant to the Pooling and
               Settlement   Agreement   unless  such   Authorised
               Electricity Operator has first completed the Use of System Application (Suppliers) and has entered into a Supplemental Agreement in the appropriate form with NGC and has notified NGC of the details relevant to such Customer to be notified to NGC pursuant to such Supplemental Agreement and (if the Authorised Electricity Operator is not already a party to this Agreement) has entered into an Accession Agreement with NGC pursuant to Clause 13.

     2.5.3 NGC shall notify the relevant owner or operator of the Distribution System in writing as soon as the conditions set out in Sub-Clause 2.5.1 and Sub-Clause 2.5.2 have been satisfied in any particular case together with, if appropriate, a copy of Appendix A of Supplemental Agreement Type 5. NGC undertakes to each Party that, for so long as it is the case, NGC shall from time to time forthwith upon receipt of any written request from that Party to do so, confirm in writing to any person specified in such request that that Party is a party to this Agreement and any Supplemental Agreement specified in such request.

     2.5.4 Each owner or operator of a Distribution System shall Deenergise the connection equipment of any such User the subject of Sub-Clause 2.5.1 or Customer the subject of Sub-Clause 2.5.2 as soon as reasonably practicable following the instruction of NGC in accordance with the terms of this Agreement. NGC shall reimburse such owner or operator any expense incurred in relation to such act of Deenergisation, if any, and shall indemnify such owner or operator against any liability, loss or damage suffered by it as a result of such Deenergisation. Details of any circumstances likely to lead to such a Deenergisation shall be notified promptly by NGC to the said owner or operator. The owner or operator of a Distribution System shall promptly notify NGC when the connection equipment of any User or Customer the subject of Sub-Clauses 2.5.1 or 2.5.2 is Deenergised or Disconnected from its Distribution System or ceases to use its Distribution System as the case may be following the instruction of NGC in accordance with the terms of this Agreement.

2.6 Each and every Supplemental Agreement entered into by a User and in force from time to time will constitute separate agreement governed by the terms of this Master Agreement and will be read and construed accordingly. For the avoidance of doubt no User shall enjoy any rights nor incur any obligations against any other User pursuant to the terms of any Supplemental Agreement.


2.7  Each  and   every  User  connected  to  or   using  the  NGC
     Transmission System  shall be a Pool Member  except for Non-
     Embedded Customers being supplied by a Pool Member.


3.   ANCILLARY SERVICES

3.1 NGC and each User agree that any Ancillary Services agreement in respect of any Ancillary Services to be provided by the User at or from a Connection Site or New Connection Site or a Site where an Embedded User is connected to a Distribution System shall be in a form to be agreed between them but based substantially on the form set out in Exhibit 14.

4.   INTERFACE AGREEMENT

4.1  NGC  and  each User  undertake  to enter  into  an Interface
     Agreement with each other in a form to be agreed between them but based substantially on the forms set out in Exhibits 15, 16 and 17 as appropriate in relation to Connection Site(s) and New Connection Site(s) where Interface Agreements) is/are required pursuant to the applicable Supplemental Agreement or otherwise.

5.   NUCLEAR INSTALLATIONS

5.1 Save as provided in Sub-Clause 5.2 below notwithstanding anything to the contrary contained in this Agreement (but subject to the following provision), in circumstances affecting a generator or nuclear electricity (a "Nuclear Generator") in which:

     (a)  a   breach  of   any  of   the  matters   specified  in
          Sub-Clause 5.4 below may be reasonably anticipated; and

     (b) there is no defense (other than that provided for under this Sub-Clause) available to the Nuclear Generator in respect of the breach referred to in Sub-Clause 5.1(a);

     the Nuclear Generator shall be entitled to take any acting or refrain from taking any action which is reasonably necessary in order to avert the breach referred to in Sub-Clause 5.1(a) and each and every provision of this Agreement shall be read and construed subject to this Clause, Provided that the Nuclear Generator shall:

     (i)  make reasonable  efforts to verify the  factors that it
          takes   into  account   in   its  assessment   of   the
          circumstances and anticipated breach referred to above;
          and

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

     (ii) use its best endeavors to comply with the relevant provision in a manner which will not cause the Nuclear
          Generator to breach any of the matters specified in Sub-Clause 5.4 below.

5.2 Sub-Clauses 5.1 and 5.3 shall not apply in relation to the provisions of SDC1, SDC2 and SDC3 of the Grid Code which will apply with full force and effect notwithstanding the occurrence of the circumstances referred to in Sub-Clause 5.1(a) (including those provisions specified in Sub-Clause 5.4 which relate to Safety of Personnel and Plant).

5.3 Save as provided in Sub-Clause 5.2 above notwithstanding anything this Agreement, the Nuclear Generator shall be entitled upon giving reasonable notice to all affected Parties to require any Party to take any reasonable and proper action whatsoever to the extent necessary in order to comply with (or avert an anticipated breach of) any of the matters specified in Sub-Clause 5.4 below.

5.4 The matters referred to in Sub-Clauses 5.1 and 5.3 above are any covenant, agreement, restriction, stipulation, instruction, provision, condition or notice contained, or referred to, in a licence for the time being in force, granted in accordance with the Notice Installation Act 1965 (or legislation amending, replacing or modifying the same) or any consent, or approval issued, or to take effect from time to time under such licence, any emergency arrangements, operating rules or other matters from time to time, under such licence, any emergency arrangements, operating rules or other matters from time to time approved by the relevant authority under, or pursuant to, any such agreements, restrictions, stipulations, instructions, provisions, conditions or notices.

5.5 The Nuclear Generator shall indemnify and keep indemnified any Party for any loss, damage, costs and expenses incurred by that Party as a consequence of any action of that Party pursuant to Sub-Clause 5.3 (to the extent that the action was not required by any licence or agreement binding on that Party).

5.6 Notwithstanding the fact that any action or inaction allowed by Clause 5.1 above does not constitute a breach of this Agreement or an Event of Default under Clause 17 below, the Nuclear Generator shall be liable to the other Parties to this Agreement for any loss, claims, costs, liabilities and expenses arising from such action or inaction to the extent only that such loss, claims, costs, liabilities and expenses (had it arisen as a result of a breach of this Agreement) would not have been limited or excluded under the provisions of Clause 15 below.

6.   PRINCIPLES OF OWNERSHIP

6.1  Ownership - electrical boundaries
     Subject to the Transfer Scheme or any contrary agreement in this Agreement, any Supplemental Agreement or elsewhere the division of ownership of Plant and Apparatus shall be at the electrical boundary, such boundary to be determined in accordance with the following principles:



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
     (i) In relation to Plant and Apparatus located between the NGC Transmission System and a Power Station, the electrical boundary is at the busbar clamp on the busbar side of the busbar isolators on Generators and Power Station transformer circuits;

     (ii) save as specified in Clause 6.1(iii) below, in relation to Plant and Apparatus located between the NGC Transmission System and a Distribution System, the electrical boundary is at the busbar clamp in the busbar side of the Distribution System voltage busbar selector isolator(s) of the NGC Transmission System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes;

    (iii) in  relation  to  Plant  and   Apparatus   located   between  the  NGC
          Transmission System and a Distribution System and owned by NGC but designed for a voltage of 132KV or below, the electrical boundary is at the busbar clamp on the busbar side of the busbar selector isolator on the Distribution System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists, an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes; and

    (iv) in the case of a metal clad switchgear bay the electrical boundary will be the equivalent of those specified in this Clause 6.1 save that:

          (a) for rack out switchgear, the electrical boundary will be at the busbar shutters;


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

          (b) for SF6 switchgear, the electrical boundary will be at the gas zone separators on the busbar side of the busbar selection devices.

6.2 If a User wants to use transformers of specialised design for unusual load characteristics at the electrical boundary, NGC shall own such transformers but the User shall pay NGC for the proper and reasonable additional cost thereof as identified by NGC in the Offer covering such transformers. In this Sub-Clause 6.2 "unusual load characteristics" means loads which have characteristics which are significantly different from those of the normal range of domestic, commercial and industrial loads (including loads which vary considerably in duration or magnitude).

6.3 For the avoidance of doubt nothing in this Clause 6 shall effect any transfer of ownership in any Plant or Apparatus.

7.   METERING

7.1 Each User consents to NGC having access to and copies of all meter readings taken from Energy Metering Equipment pursuant to the Pooling and Settlement Agreement in any Financial Year for the purposes of calculating Connection Charges and Use of System Charges due from Users or for the purpose of operating the NGC Transmission System. Such access and copies shall be obtained from the Settlement System Administrator appointed under the Pooling and Settlement Agreement from time to time provided always that if the Settlement System Administrator fails to provide such access and copies at NGC's request the User shall supply any such meter readings in the possession of the User direct to NGC.


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

7.2 The relationship between the Parties hereto with respect to Energy Metering Equipment shall be regulated by Part XV of the Pooling and Settlement Agreement.

7.3 In respect of Operational Metering Equipment owned by the Party and in respect of which access and rights to deal with such Operational Metering Equipment are not set down in any other document the Parties shall grant each other such access and the rights as are reasonably necessary to enable them to perform their obligations under this Agreement and the Grid Code upon presentation of a suitable indemnity and the Parties shall take such action as may be necessary to regularise the position forthwith thereafter.

8.   NGC OBLIGATIONS

8.1 NGC agrees with each User to make available, plan, develop, operate and maintain the NGC Transmission System in accordance with the NGC Transmission Licence and with the Grid Code subject to any Derogations from time to time.

9.   COMPLIANCE WITH THE GRID CODE/DISTRIBUTION CODE

9.1 Subject to Sub-Clause 9.3 each Party agrees with each other Party to be bound by and to comply in all respects with the provisions of the Grid Code in so far as applicable to that Party.

9.2 Subject to Sub-Clause 9.3 each Party agrees with each other Party to be bound by and to comply in all respects with the provisions of the relevant Distribution Code(s) in so far as applicable to that Party except as may be otherwise provided in any agreement for connection to a Distribution System.


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

9.3 Neither NGC nor a User need comply with the Grid Code or any relevant Distribution Code(s) to the extent (if any) that:

      (i) either the Director has issued directions relieving NGC or that User from the obligation under its respective licence to comply with the Licence Standards, the Grid code or any relevant Distribution Code(s) in respect of such parts of the Grid Code or any relevant Distribution Code(s) respectively as may be specified in those directions or to the extent that NGC and a User which does not have a Licence under the Act can and have so agreed in any Supplemental Agreement in relation to any Connection Site or New Connection Site and/or Derogated Plant; or

     (ii) (in the case of a User) the Grid Code relates to the provision by that User of any Ancillary Services unless there is an Ancillary Services Agreement in force between that User and NGC for the payment by NGC for such Ancillary Services; or

    (iii) (in the case of NGC) the Grid Code imposes any obligation on NGC to make available Additional Scheduling Data (as defined in the Grid code) before 31st December 1990.

9.4 In this Sub-Clause 9.4 the following expressions shall bear the following meanings:

     "Required Standard" In  relation to  an  item  of  Derogated
                         Plant, the respective standard required of that item (which shall not exceed that required by the Grid code or the Licence Standards, as the case may be) as specified in or pursuant to the relevant Derogation;


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

     "Back Stop Date"    in  relation to  an  item  of  Derogated
                         Plant, the date by which it is to attain its Required Standard, as specified in or pursuant to the relevant Derogation.

     Each User undertakes to NGC and NGC undertakes to each User to use all reasonable endeavours to carry out such works as are necessary to ensure that each item of Derogated Plant owned or operated by that User or NGC (as appropriate) is brought up to the Required Standard applicable to it no later than the Back stop Date applicable to it.

9.5 The terms and provisions of the Fuel Security Code shall prevail to the extent that they are inconsistent with the Grid code or any Distribution code and the Parties' obligations under this Agreement shall be construed accordingly.

10.  MODIFICATIONS

10.1 No modification may be made by or on behalf of a User or NGC otherwise than in accordance with the provisions of this Clause 10.

10.2 Modifications Proposed by Users

     10.2.1    If a  User wishes to make a  Modification it shall
               complete   and  submit   to  NGC   a  Modification
               Application and comply with the terms thereof.

     10.2.2    NGC shall make the Modification Offer to that User
               as  soon  as  practicable   and  (save  where  the


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

               Director consents to a longer period) any event not more than 3 months after receipt by NGC of the Modification Application. the Modification Offer shall include details of any variation NGC proposes to make to the Supplemental Agreement which applies to the Connection Site in question. During such period NGC and the User concerned shall discuss in good faith the implications of the proposed Modifications.

     10.2.3 The Modification Offer shall remain open for acceptance for 3 months from the date of its receipt by that User unless either that User or NGC makes an application to the Director under Condition 10C of the NGC Transmission Licence, in which event the Modification Offer shall remain open for acceptance by that User until the date 14 days after any determination by the Director pursuant to such application.

     10.2.4 If the Modification Offer is accepted by that User the Supplemental Agreement relating to the Connection Site in question shall be varied to reflect the terms of the Modification Offer and the Modification shall proceed according to the terms of the Supplemental Agreement as so varied.

10.3 Modifications proposed by NGC

   10.3.1 If NGC wishes to make a Modification to the NGC Transmission System, NGC shall complete and submit to each User a Modification Notification and shall complete and submit to each User a Modification Notification and shall advise each User of any works which NGC reasonably believes that User may have to carry out as a result.

     10.3.2 Any User which considers that it shall be required to make a Modification (an "Affected User Modification") as a result of the Modification proposed by NGC (an "Affected User") may as soon as practicable after receipt of the Modification Notification and (save where the Director consents to a longer period) within the period stated therein (which shall be sufficient to enable the User to assess the implications of the proposed Modification and in any event shall not be less than 3 months) may make an application to the Director under Condition 10C of the Transmission Licence.

     10.3.3 As soon as practicable after the receipt of the Modification Notification or, if an application to the Director has been made, the determination by the Director, and in any event within two months thereof, each Affected User shall complete and submit a Modification Application to NGC and comply with the terms thereof. No fee shall be payable by any User to NGC in respect of any such Modification Application.

     10.3.4 Once a Modification Application has been made by a User pursuant to Sub-Clause 10.3.2 the provisions of Sub-Clauses 10.2.2, 10,2.3 and 10.2.4 shall thereafter apply.

11.  NEW CONNECTION SITES

11.1 If a User wishes to connect a New Connection Site it shall complete and submit to NGC a Connection Application and comply with the terms thereof.

11.2 Without prejudice to Condition 10B4 of the NGC Transmission Licence NGC shall make a Connection Offer to that User as soon as practicable after receipt of the Connection Application and (save where the Director consents to a longer period) in any event not more than 3 months after receipt by NGC of the Connection Application.

11.3 The Connection Offer shall remain open for acceptance for 3 months from its receipt by that User unless either that User or NGC makes an application to the Director under Condition 10C of the NGC Transmission Licence, in which event the Connection Offer shall remain open for acceptance until the date 14 days after any determination by the Director pursuant to such application.

11.4 If the Connection Offer is accepted by that User the connection shall proceed according to the terms of the Supplemental Agreement entered into consequent upon acceptance of the Offer.

12.  GENERAL   PROVISIONS   CONCERNING   MODIFICATIONS  AND   NEW
     CONNECTION SITES

12.1 Subject to the payment of its Reasonable Charges, if any, as provided for in this Sub-Clause NGC undertakes to each User to provide all advice and assistance reasonably requested by that User to enable that User adequately to assess the
     implications  (including  the   feasibility)  of  making   a

     Modification to the User's Equipment or the Users System (whether such Modification is to be made at the request of NGC or of the User) or of constructing a New Connection Site (including adequately assessing the feasibility of making any Connection Application or considering the terms of any Connection Offer). If the proposed Modification by the User is or may be required as a result of a Modification proposed by NGC then NGC shall provide such advice and assistance free of charge. If the proposed Modification is or may be proposed by the User or if the advice and assistance is in respect of a New connection Site NGC may charge the User Reasonable charges for such advice and assistance. The provisions of such advice and assistance shall be subject to any confidentiality obligations binding on NGC and that User.

12.2 When giving such advice and assistance NGC shall comply with Good Industry Practice.

12.3 NGC shall have no obligation to compensate any User (the "First User") for the cost or expense of any Modification required to be made by any User as a result of any NGC Modification under Sub-Clause 10.3.1. Where such NGC Modification is made as a result of the construction of a New Connection Site or a Modification for another User (the "Other User"), the Other User shall compensate the First User for the reasonable and proper cost and expense of any Modifications required to be made by the First User as a result of that NGC Modification. Such compensation shall be paid to the First User by the Other User within thirty days of production to the Other User of a receipted invoice (together with a detailed breakdown of such reasonable costs and expenses) for the expenditure which has been incurred by the First User.

12.4 Modification Offers and Connection Offers conditional Upon other Modification Offers and Connection Offers If at the time of making any Offer or Modification Offer or Connection Offer to a User ("the Second Offer") there is an outstanding Modification Offer(s) or Connection Offer(s) to another User(s) ("the First Offer") which if accepted would affect the terms of the Second Offer NGC shall at the time of making the Second Offer.

      (i) inform the recipient(s) of both the First Offer(s) and Second Offer(s) in writing that there is another Offer outstanding which might affect them; and

     (ii) be  entitled  to make  the  First  Offer(s) and  Second
          Offer(s) conditional upon other outstanding Offers not having been or being accepted; and

    (iii) be entitled to vary the terms of either Offer if the other Offer is accepted first on the same procedures as those set out in Clauses
          10.2.2 to 10.2.4 or 11.2 to 11.4 inclusive as the case may be.

13.  ADDITIONAL PARTIES

13.1 The Parties shall admit as an additional party to this Master Agreement any person who accepts a Connection Offer from NGC or any new Embedded User (the "New Party") and who is not at the time already a Party. Such admission shall take effect by way of Accession Agreement prepared by NGC at the expense and cost of the New Party and to be executed by NGC for itself and on behalf of all other Parties. Upon execution of the Accession Agreement by NGC and the New Party and subject to the terms and conditions of that Accession Agreement, the New Party shall become a Party for all purposes of this Agreement.

13.2 Each Party hereby authorises and instructs NGC to sign any such Accession Agreement on its behalf and undertakes not to withdraw, qualify or revoke any such authority or instruction at any time.

13.3 NGC shall promptly notify all Parties in writing that the New Party has become a Party.

14.  PAYMENT

14.1 NGC will invoice Users for Connection Charges and/or Use of System Charges due under each Supplemental Agreement in the following manner:

     (i) in the case of recurrent monthly charges other than the Energy related charges identified in Appendix D to the relevant Supplemental Agreement NGC shall despatch an invoice on or before the 15th day of the month for the charges due in relation to that month;

     (ii) in the case of the Energy related recurrent monthly charges identified in Appendix D to the relaxant Supplemental Agreement NGC shall despatch an invoice on or before the 1st day of a month covering the charge due in relation to the period expiring on the 15th day of the preceding month and commencing on the 16th day of the month before that;

     (iii) unless otherwise specified in this Agreement where charges are payable other than monthly NGC shall despatch an invoice not less than 30 days prior to the due date for payment specified in the relevant Appendix to the Supplemental Agreement.

14.2 Payment
     Users shall pay NGC Connection Charges and/or Use of  System
     Charges  due  under  each   Supplemental  Agreement  in  the
     following manner:

     (i) in the case of recurrent monthly charges on the 15th day of the month in which NGC's invoice therefor was despatched (if despatched on the first day of that month) or, in all other cases, on the 15th day of the month following the month in which NGC's invoice therefor was despatched unless, in any such case, the said date is not a Business Day in which case payment shall be made on the next business Day;

     (ii) unless otherwise specified in this Agreement where charges are payable other than monthly within 30 days of the date of NGC's invoice therefor.

14.3 All payments hereunder shall be made by the variable direct debit method or such other form of bankers automated payment as shall be approved by NGC to the account number, bank and branch specified by NGC in Schedule 1 or in the case of sums payable to a User the account number, bank and branch of the User set out in Schedule 1 (or such other account and/or bank as NGC or a User may from time to time notify in writing to the other).

14.4 If any Party fails to pay on the due date any amount properly due under this Agreement such Party shall pay to the Party to whom such amount is due interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgement) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time interest shall accrue from day to day.

14.5 All sums payable by one Party to the other pursuant to this Agreement whether of charges, interest or otherwise shall (except to the extent otherwise required by law) be paid in full, free and clear of and without deduction set off or deferment in respect of such sums the subject of any disputes or claims whatsoever save for sums the subject of a final award or judgement (after exhaustion of all appeals if this opportunity is taken) or which by agreement between NGC and those Parties may be so deducted or set-off.

14.6 All amounts specified hereunder or under any Supplemental Agreement shall be exclusive of any Value Added Tax or other similar tax.

14.7 If upon the request of any User the Director determines that the NGC Connection Charges and/or Use of System Charges payable by that User (including any variations thereof) have not been calculated strictly in accordance with the terms of the statements prepared for the purposes of Condition 10 of the NGC Transmission Licence (setting out the basis upon which the charges for use of system and for connection to the NGC Transmission System will be made) NGC shall pay to such User an amount in respect of each charging period equal to the amount (if any) by which the User has been overcharged as a result, together with interest thereon from the date upon which such charges were paid until the date of payment of such interest. Such interest shall accrue from day to day at the rate specified in Sub-Clause 14.4.

15.  LIMITATION OF LIABILITY

15.1 Subject to Sub-Clauses 15.5, 2.5.4 and 5.5 and any liquidated damages provisions of any supplemental Agreement and the payment adjustment provisions of the relevant Ancillary Services Agreement and save where any provision of this Agreement provides for an indemnity each Party agrees and acknowledges that no Party (the "Party Liable") nor any of its officers, employees or agents shall be liable to any of the other Parties for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:

     15.1.1    physical  damage to  the  property of  any of  the
               other   Parties,  or   its  or   their  respective
               officers, employees or agents; and/or

     15.1.2 the liability of any such other Party to any other person for loss in respect of physical damage to the property of any other person.

15.2 Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified each of the other Parties, its officers, employees or agents, from and against all such and any loss or liability which any such other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers employees or agents.

15.3 Subject to Sub-Clauses 15.5, 2.5.4 and 5.5 and any liquidated damages provision of any Supplemental Agreement and save where any provision of this Agreement provides for an indemnity, neither the Party Liable nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to any of the other Parties for:

     15.3.1 any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or

     15.3.2    any indirect or consequential loss; or

     15.3.3    loss  resulting from  the liability  of any  other
               Party to any other person howsoever and whensoever arising save as provided in Sub-Clauses 15.1.2 and 15.2.

15.4 The rights and remedies provided by this Agreement to the Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any rights any Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute, and releases a Party which is liable to another (or others), its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

15.5 Save as otherwise expressly provided in this Agreement, this Clause 15 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 15 shall exclude or restrict or otherwise prejudice or affect any of:

     15.5.1 the rights, powers, duties and obligations of any Party which are conferred or created by the Act, the Licence or the Regulations; or

     15.5.2 the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever.

15.6 Each of the Sub-Clauses of this Clause 15 shall:

     15.6.1 be construed as a separate and severable contract term, and if one or more of such Sub-Clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such Sub-Clauses shall remain in full force and effect and shall continue to bind the Parties; and

     15.6.2    survive termination of this Agreement.

15.7 Each Party acknowledges  and agrees that  each of the  other
     Parties holds  the benefit of Sub-Clauses 15.1  and 15.2 and
     15.3 above for itself and as trustee and agent for its officers, employees and agents.

15.8 Each Party acknowledges and agrees that the provisions of this Clause 15 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

15.9 For the avoidance of doubt, nothing in this Clause 15 shall prevent or restrict any Party enforcing any obligation
     (including suing for a debt) owned to it under or pursuant to this Agreement.

16.  DURATION AND TERMINATION

16.1 This Agreement shall continue in relation to each User until terminated in accordance with this Clause 16 or pursuant to Clause 17.

16.2 A User shall automatically cease to be a Party to this Agreement upon termination of all Supplemental Agreements entered into by that User.

16.3 Termination or expiry of a particular Supplemental Agreement shall not of itself, cause the relevant User to cease to be a Party to this Agreement.

16.4 Termination or a person ceasing to be a Party to this Agreement shall not affect any rights or obligations of any Party which may have accrued to the date of termination or expiry and shall not affect any continuing obligations of any Party under this Agreement.

16.5 Following termination of this Agreement Clause 19 shall remain in full force and effect.

17.  EVENTS OF DEFAULT/DEENERGISATION

17.1 It shall be an event of default if:

     (i) a User shall fail to pay (other than by inadvertent error in funds transmission which is discovered by NGC, notified to that User and corrected within 2 business Days thereafter) any amount properly due or owing from that User to NGC pursuant to this Agreement and such failure continues unremedied for 7 business Days after the due date for payment; or

     (ii) in respect of a User:

          (a) an order of the High Court is made or in effective resolution passed for its insolvent winding up or dissolution; or

          (b) a receiver (which expression shall include an administrative receiver within the meaning of
               Section 29 Insolvency Act 1986) of the whole or any material part of its assets or undertaking is appointed; or

          (c) an administration order under Section 8 of the Insolvency Act 1986 is made or if a voluntary arrangement is proposed under Section 1 of that Act; or

          (d) a User enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Director); or

          (e) any of the events referred to in (a) to (d) above has occurred and is continuing and a User is unable to pay its debts within the meaning of Section 123(1) or (2) of the Insolvency Act 1986 save that such sections shall have effect as if for (Pounds)750 there was inserted (Pounds)250,000 and a User shall not be deemed to be unable to pay its debts if any demand for payment is being contested in good faith by that User with recourse to all appropriate measures and procedures)
          and in any such case within 28 days of this appointment the liquidator, receiver, administrative receiver, administrator, nominee or other similar officer has not provided to NGC a guarantee of future performance by the User of this Agreement and all Supplemental Agreements to which the User is a party in such form and amount as NGC may reasonably require.

17.2 Provided that at the time the failure specified in Sub- Clause 17.1(i) is still continuing or the circumstances referred to in Sub-Clause 17.1(ii) still exist NGC may having given 48 hours notice of an event of default Deenergise all of the User's Equipment which is the subject of a Supplemental Agreement with that User or may as appropriate instruct the operator of a Distribution System to Deenergise such User's Equipment provided that prior to Deenergisation the User may refer the matter to the Disputes Resolution Procedure.

17.3 If notice is given to a User in accordance  with Clause 60.1.3 or 60.2.3 of
     Part XVII of the Pooling and Settlement Agreement and that User shall fail to take such action as is referred to in Clause 60.4.1 of Part XVII of the Pooling and Settlement Agreement within 48 hours after the date of any such notice referred to therein, NGC may Deenergise the User's Equipment.

17.4 If the event of default under Sub-clause 17.2 or 17.3 is still continuing six months after the later of Deenergisation and the conclusion of the Disputes Resolution Procedure in favour of NGC, NGC may Disconnect all that User's Equipment at each Connection Site where the User's Equipment is connected and:

      (i) NGC  and that  User  shall  remove  any of  the  User's
          Equipment and NGC Assets on the other Party's land within 6 months or such longer period as may be agreed between the Parties concerned;

     (ii) that  the   User  shall   pay  to  NGC   forthwith  all
          Termination Amounts; and

    (iii) that the User shall cease to be a Party to this Agreement.

18.  TRANSFER AND SUBCONTRACTING

18.1 The rights, powers, duties and obligations of a User under this Agreement or any supplemental Agreement are personal to that User and that User may not assign or transfer the benefit or burden of this Agreement save in the following circumstances:

     (i)  upon  the disposal  by that  User of  the whole  of its business  or undertaking  it  shall have  the right  to
          transfer   its  rights   and  obligations   under  this
          Agreement and all  relevant Supplemental Agreements  to
          the purchaser thereof  on condition that  the purchaser
          if  not  already  a   User  enters  into  an  Accession
          Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the transfer shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure;

     (ii) Upon the disposal by a User of part of its business undertaking comprising User's Equipment at one or more Connection Sites that User shall have the right to transfer its rights and obligations under all relevant Supplemental Agreements to the purchaser thereof on condition that the purchaser (if not already a User) enters into an Accession Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid Code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the assignment shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. Such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure;

    (iii) a User may assign or charge its benefit under this Agreement and any Supplemental agreements in whole or in part by way of security.

18.2 Each Party shall have the right to sub-contract or delegate the performance of any of its obligations or duties arising under this Agreement or any Supplemental Agreement including activities envisaged by the Grid Code without the prior consent of any other Party. The sub-contracting by a Party of the performance of any obligations or duties under this Agreement or any supplemental Agreement or of any activities envisaged by the Grid Code shall not relieve that party from liability for performance of such obligation or duty.

19.  CONFIDENTIALITY
     Confidentiality for NGC and its subsidiaries

19.1 NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:

     19.1.1 divulged by Business Personnel to any person unless that person is an Authorised Recipient;

     19.1.2 used by business Personnel for the purposes of obtaining for NGC or any of its subsidiaries or for any other person:

               (a)  any electricity licence; or

               (b) any right to purchase or otherwise acquire, or to distribute electricity (including rights under any electricity purchase contract, as defined in the NGC Transmission Licence); or

               (c) any contract or arrangement for the supply of electricity to Customers or Suppliers; or

               (d) any contract for the use of any electrical lines or electrical plant belonging to or under the control of a Supplier; or

               (e) control of any body corporate which, whether directly or indirectly, has the benefit of any such licence, contract or arrangement;
                    and

     19.1.3    used  by Business  Personnel for  the purchase  of
               carrying  any  activities  other   than  Permitted
               Activities

     except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

19.2 Nothing in Sub-Clause 19.1 shall apply:

     19.2.1 to any Protected Information which, before it is furnished to business Personnel is in the public domain; or

     19.2.2 to any Protected Information which, after it is furnished to Business Personnel:

               (a)  is acquired  by NGC or any  subsidiary of NGC
                    in  circumstances  in  which Sub-Clause  19.1
                    does not apply; or

               (b) is acquired by NGC or any subsidiary of NGC in circumstances in which Sub-clause 10.1 does apply and thereafter ceases to be subject to the restrictions imposed by such Sub-Clause; or

               (c)  enters the public domain,

               and in any such case otherwise than as a result of a breach by NGC or any subsidiary of NGC of its obligations in Sub-Clause 19.1, or a breach by the person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach; or

     19.2.3 to the disclosure of any Protected Information to any person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:

               (a)  in compliance  with the duties of  NGC or any
                    subsidiary  under  the   Act  or  any   other
                    requirement of a Competent Authority; or

               (b) in compliance with the conditions of the Transmission License or any document referred to in the Transmission License with which NGC or any subsidiary of NGC is required by virtue of the Act or the NGC Transmission License to comply; or

               (c) in compliance with any other requirement of law; or

               (d) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or

               (e) pursuant to the Arbitration rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to NGC or any of its Subsidiaries; or

               (f)  in  compliance  with   the  requirements   of
                    Section 35 of the Act and with the provisions of the Fuel Security Code; or

     19.2.4 to any Protected Information to the extent that NGC or any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including this Agreement, the Grid Code, the Distribution codes and the Fuel Security Code) with the Party to whose affairs such Protected Information relates.

19.3 NGC and each of its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other Parties in performing Permitted
     Activities including for the following purposes:

     19.3.1 the operation and planning of the NGC Transmission system;

     19.3.2 the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission System;

     19.3.3    the   operation  and  planning  of  the  Ancillary
               Services Business and the calculation of charges therefor;

     19.3.4    the operation of the Settlements Business;

     19.3.5    the  provision  of information  under  the British
               Grid systems Agreement and the EdF Documents;

     and may pass the same to subsidiaries of NGC which carry out such activities and the Parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

19.4 NGC undertakes to each of the other Parties that, having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any business Person:

     19.4.1 who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:

               (a)  authorized   by   license  or   exemption  to
                    generate, transmit or supply electricity; or

               (b)  an  electricity  broker  or  is  known  to be
                    engaged   in   the  writing   of  electricity
                    purchase  contracts  (as defined  in  the NGC
                    Transmission License); or

               (c) know to be retained as a consultant to any such person who is referred to in (a) or (b) above; or

     19.4.2 who is to be transferred to the Generation Business, save where NGC or such subsidiary could not, in all the circumstances, reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

19.5 Without prejudice to the other provisions of this Clause 19 NGC shall procure that any additional copies made of the Protected Information whether in hard copy or computerized form, will clearly identify the Protected Information as protected.

19.6 NGC undertakes to use all reasonable endeavors to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.

19.7 Without prejudice to Clause 19.3, NGC and each of its subsidiaries may use and pass to each other all and any Period Metered Demand data supplied to or acquired by it and all and any information and data supplied to it pursuant to Section OC6 of the Grid Code for the purposes of Demand Control (as defined in the Grid Code), but in each case only for the purposes of its estimation and calculation from time to time of the variable "system maximum ACS demand" (as defined in Condition 4 of the NGC Transmission License).

19.8 NGC shall secure that Protected Information which is subject to the provisions of Clause 19.1 and which relates to the cost of Reactive Power provided by each individual Generator is not divulged to any Business Person engaged in the provision of static compensation for use by the Grid Operator (as defined in the Pooling and Settlement Agreement).

19.9 Any information regarding, or data acquired by the Settlement System Administrator or its agent from the Energy Metering Equipment at Sites which are a point of connection to a Distribution System shall and may be passed by the Settlement System Administrator or his agent to operator of the relevant Distribution System. The said operator of the relevant Distribution System and the calculation of charges for use of and connection to the Distribution System.

     Confidentiality other than for NGC and its subsidiaries

19.10 Each User hereby undertakes with each other User and with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except in the circumstances set out in Sub-Clause 19.11 or to the extent otherwise expressly permitted by this Agreement or with the prior consent in writing of the Party to whose affairs such Confidential Information relates.

19.11  The circumstances referred to in Sub-clause 19.10 are:

     19.11.1 where the Confidential Information, before it is furnished to the User, is in the public domain; or

     19.11.2 where the Confidential Information, after it is furnished to the User:

               (a) is acquired by the User in circumstances in which Sub-Clause 19.10 does not apply; or

               (b) is acquired by the User in circumstances in which Sub-Clause 19.10 does apply and thereafter ceases to be subject to the restrictions imposed by Sub-Clause 19.10; or

               (c)  enters the public domain,

               and in any such case otherwise than as a result of a breach by the User of its obligations in Sub-clause 19.10 or a breach by the person who is disclosed that Confidential Information of that person's confidentiality obligation and the User is aware of such breach; or

     19.11.3 if the User is required or permitted to make disclosure of the Confidential Information to any person:

               (a) in compliance with the duties of the User under the Act or any other requirement of a Competent Authority; or

               (b) in compliance with the conditions of any License or any document referred to in any License with which the User is required to comply; or

               (c) in compliance with any other requirement of law; or

               (d) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or

               (e) pursuant to the Arbitration Rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the Users; or

     19.11.4 where Confidential Information is furnished by the User to the employees, directors, agents, consultants and professional advisors of the User, in each case on the basis set out in Sub-clause 19.12.

19.12 With effect from the date of this Agreement the User shall adopt procedures within its organization for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause 19.10. These procedures are:

     19.12.1 the Confidential Information will be disseminated within the User only on a "need to know" basis;

     19.12.2 employees, directors, agents, consultants and professional advisers of the User in receipt of Confidential Information will be made fully aware of the User's obligations of confidence in relation thereto; and

     19.12.3   any  copies  of   the  Confidential   Information,
               whether in hard copy or computerized form, will clearly identify the Confidential Information as confidential.

19.13 For the avoidance of doubt, data and other information which any Party is permitted or obliged to divulge or publish to any other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

19.14 Notwithstanding any other provision of this Agreement, the provisions of this Clause 19 shall continue to bind a person after its cessation as a Party for whatever reason.

20.  INTELLECTUAL PROPERTY

     All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party, its officers, employees, agents or consultants during the currency of this Agreement or any Supplemental Agreement shall vest in such Party as sole beneficial owner thereof save where the Parties agree in writing otherwise.

21.  FORCE MAJEURE

     If any Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Master Agreement and the relevant Supplemental Agreement shall remain in effect but:

     (a)  the Non-Performing Party's relevant obligations;

     (b) the obligations of each of the other Parties owed to the Non-Performing Party under this Agreement and/or the relevant Supplemental Agreement as the case may be;
          and

     (c) any other obligations of such other Parties under this Agreement owed between themselves which the relevant Party is unable to carry out directly as a result of the suspension of the Non-Performing Party's obligations shall be suspended for a period equal to the circumstance of Force Majeure provided that:

      (i) the suspension of performance is of no greater scope and of no longer duration than is required by the Force
          Majeure;

     (ii) no obligations of any Party that arose before the Force
          Majeure causing the suspension of performance are excused as a result of the Force Majeure;

    (iii) the Non-Performing Party gives the other Parties prompt notice describing the circumstance of Force Majeure, including the nature of the occurrence and its expected duration, and continues to furnish regular reports with respect thereto during the period of Force Majeure;

     (iv) the Non-Performing Party uses all reasonable efforts to remedy its inability to perform; and

     (v) as soon as practicable after the event which constitutes Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement, any Supplemental Agreement and the Grid Code.

22.  WAIVER

     No delay by or omission of any Party in exercising any right, power, privilege or remedy under this Master Agreement or any Supplemental
     Agreement or the Grid Code shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

23.  NOTICES

23.1 Save as otherwise expressly provided in this Agreement, any notice or other communication to be given by one Party to another under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party set out in schedule 1 to this Agreement for the purpose and marked for the attention of the company secretary or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 23 to the Party giving the relevant notice or other communication to it.

23.2 Save as otherwise expressly provided in this Agreement, any notice or other communication to be given by any Party to any other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

     23.2.1    in the  case of delivery by  hand, when delivered;
               or

     23.2.2 in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

     23.2.3 in the case of telex, on the transmission of the automatic answering-back of the address (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

     23.2.4 in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

24.  COUNTERPARTS

     This Agreement and any Supplemental Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

25.  VARIATIONS

25.1 No variations to this Master Agreement shall be effective unless made in writing and signed by or on behalf of all the Parties. The Parties shall effect any amendment required to be made to this Master Agreement by the Director as a result of a change in the Transmission License or an order or direction made pursuant to the Act or a License or as a result of settling the terms of any Supplemental Agreement and each Party hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

25.2 NGC and each User acknowledges that, because there has been insufficient time to discuss and agree the details of the Appendices to each Supplemental Agreement, those details may be inaccurate. Accordingly,

     (a) each User and NGC undertake to discuss in good faith the correct identification of the details of each part of Appendix F of each Supplemental Agreement entered into between NGC and the User with a view to amending the same as necessary to reflect the correct position. To the extent that agreement on the correct position cannot be reached within 12 months after the date of that Supplemental Agreement the matter shall be referred to arbitration for determination in accordance with Clause 26 of this Agreement and such details shall be amended accordingly following such agreement or determination (as the case may be); and

     (b) in relation to Appendix A of each Supplemental Agreement, NGC undertakes to establish a new asset register, specifying all Plant and Apparatus owned by NGC which is necessary to connect each User's Equipment to the NGC Transmission System at each Connection Site, during the course of the Financial Year ending 31st March 1991 in accordance with paragraph 2.2 of Appendix E to such Supplemental
          Agreement. Such new asset register shall, provided that NGC has complied with such paragraph 2.2, take effect from 1st April 1991. Following the establishment of such new asset register, each such Appendix A and any provisions of the relevant Supplemental Agreement which refer to it shall, to the extent appropriate, be amended accordingly.

26.  DISPUTE RESOLUTION

26.1 Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any License, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any License or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between any one or more Parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

26.2 Whatever the nationality, residence or domicile of any Party to this Agreement and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so a to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in section 34 thereof) to 1979 shall apply to any such arbitration wherever the same or any part of it shall be conducted.

26.3 Subject always to Sub-Clause 26.6 below, if any tariff customer (as defined in Section 22(4) of the Electricity Act 1989) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one or more persons, any of which is a Party to this Agreement (the "Defendant Party"), and the Defendant Party, and the Defendant Party wishes to make a Third Party Claim (as defined in Sub-Clause 26.5 below) against any other Party to this Agreement ("the Other Party") which would but for this Sub-Clause have been a dispute or difference referred to arbitration by virtue of Sub-Clause 26.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the Third Party Claim not only between the tariff customer and the Defendant Party but also between either or both of them and any Other Party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1881) or otherwise as may be ordered by the court.

26.4 Where a Defendant Party makes a Third Party Claim against any Other Party and such Other Party wishes to make a Third
     Party Claim  against a further Party the  provisions of Sub-
     Clause 26.3 above shall apply mutatis mutandis as if such Party had been the Defendant Party and similarly in relation to any such further Party.

26.5 For the purposes of this Clause 26 "Third Party Claim" shall mean:-

     (a)  any claim by a Defendant Party against any other  Party
          (whether  or   not  already   a  party  to   the  legal
          proceedings) for any contribution or indemnity, or

     (b) any claim by a Defendant Party against such an Other Party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the tariff customer, or

     (c) any requirement by a Defendant Party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the tariff customer and the Defendant Party but also as between either or both of them and an Other Party (whether or not already a party to the legal proceedings).

26.6 Sub-Clause 26.3 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the Defendant Party and an Other Party raising or involving the same or substantially the same issues as would be raised by or involved in the Third Party Claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question in the event of dispute, whether the issues raised or involved are the same or substantially the same.

27.  JURISDICTION

27.1 Subject and without prejudice to Clause 26 and to Sub-Clause
     27.4  below,  all the  Parties  irrevocably  agree that  the courts  of England  are  to have  exclusive jurisdiction  to settle  any disputes which may arise out of or in connection
     with  this  Agreement  including   the  Grid  Code  and  any
     Supplemental Agreement and that accordingly any suit, action or proceeding (together in this Clause 27 referred to as "Proceedings") arising out of or in connection with this Agreement and any Supplemental Agreement may be brought in such courts.

27.2 Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause 27 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may enforced in the courts of any other jurisdiction.

27.3 Each Party which is not incorporated in any part of England and Wales agrees that if it does not have, or shall cease to have, a place of business in England and Wales it will promptly appoint, and shall at all times maintain, a person in England and Wales irrevocably to accept service of process on its behalf in any Proceedings in England.

27.4 For the  avoidance of doubt nothing  contained in Sub-Clause
     27.1 to 27.3 above shall be taken as permitting a Party to commence Proceedings in the courts where this Agreement
     otherwise  provides  for  Proceedings  to  be  referred   to
     arbitration.

28.  GOVERNING LAW

     This Agreement and each Supplemental Agreement shall be governed by and construed in all respects in accordance with English law.

29.  SEVERANCE OF TERMS

     If any provision of this Agreement or any Supplemental Agreement is or becomes or is declared invalid, unenforceable or illegal by the courts of any competent jurisdiction to which it is subject or by order of any other Competent Authority such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement or any Supplemental Agreement which shall continue in full force and effect notwithstanding such invalidity, unenforceability or illegality.

30.  LANGUAGE

     Each notice, instrument, certificate or other document to be given by one Party to another under this Agreement shall be in the English language.

IN   WITNESS   WHEREOF  the   hands   of   the  duly   authorized
representatives of the Parties the date first above written.

THE NATURAL GRID COMPANY PLC
By
 /s/ E. Clefueux

NATIONAL POWER PLC
By
/s/

POWERGEN PLC
By
/s/ R. Melville

NUCLEAR ELECTRIC PLC
By
/s/ E. Clefueux

THE NATIONAL GRID COMPANY PLC
(PUMPED STORAGE DIVISION)
By
/s/

BRITISH NUCLEAR FUELS PLC
By
/s/

UNITED KINGDOM ATOMIC ENERGY AUTHORITY
By
/s/ Richard Pechover

CENTRAL POWER LTD
By
/s/

EASTERN ELECTRICITY PLC
By
/s/ W E Watson

EAST MIDLANDS ELECTRICITY PLC
By
/s/ P J Champ

LONDON ELECTRICITY PLC
By
/s/

MANWEB PLC
By
/s/

MIDLANDS ELECTRICITY PLC
By
/s/

NORTHERN ELECTRIC PLC
By
/s/

NORWEB PLC
By
/s/

SEEBOARD PLC
By
/s/ E M Wide

SOUTHERN ELECTRIC PLC
By
/s/

SOUTH WALES ELECTRICITY PLC
By
/s/

SOUTH WESTERN ELECTRICITY PLC
By
/s/ M J Carson

YORKSHIRE ELECTRICITY GROUP PLC
By
/s/

                                  SCHEDULE 1

                                    NGC/USERS


NAME                               NOTICES                       BANK DETAILS
(and registered number)            (address as registered
(and registered office)            office unless otherwise
                                   stated)
                                   (telex number)
                                   (fax number)


THE NATIONAL GRID COMPANY PLC      TELEX:  25815
2366977                            FAX:  01-620 8547
National Grid House
Summer Street
London SEI 9JU

NATIONAL POWER PLC                 TELEX:  883141
2366963                            FAX:  01-634 5811
Sudbury House
15 Newgate Street
London EC1A 7AU

POWERGEN PLC                       TELEX:  881 1400
2366970                            FAX:  01-826 2890
53 New Broad Street
London EC2M 1JJ

NUCLEAR ELECTRIC PLC               TELEX:  883141
2264251                            FAX:  01-634 7282
Barnett Way                        Sudbury House
Barnwood                           15 Newgate Street
Gloucester GL4 7RS                 London EC1A 7AU

THE NATIONAL GRID COMPANY PLC
(PUMPED STORAGE DIVISION)
(details as above)

BRITISH NUCLEAR FUELS PLC          TELEX:  627581
1002607                            FAX:  0925 822711
Warrington Road
Risley
Warrington
Cheshire WA3 6AS

UNITED KINGDOM ATOMIC ENERGY       TELEX:  22565
AUTHORITY                          FAX:  01 930 8403
11 Charles II Street,              AEA Technology
London SW1Y 4QP                    Winfrith
                                   Dorchester
                                   Dorset DT2 8DH

CENTRAL POWER LIMITED              TELEX:  338 092
2251099                            FAX:  021 423 1907
Mucklow Hill
Halesowen
West Midlands B62 8BP

EASTERN ELECTRICITY PLC            TELEX:  98123
2366906                            FAX:  0473 601036
P O Box 40
Wherstead
Ipswich IP9 2AQ

EAST MIDLANDS ELECTRICITY PLC      TELEX:  37424
2366923                            FAX:  0602 209789
P O Box 4
North P D O
398 Coppice Road
Arnold
Nottingham NG5 7HX

LONDON ELECTRICITY PLC             TELEX:  885342
2366852                            FAX:  01-242 2815
Templar House
81-87 High Holborn
London WC1V 6NU

MANWEB PLC                         TELEX:  61277
2366937                            FAX:  0244 377269
Sealand Road
Chester CH1 4LR

MIDLANDS ELECTRICITY PLC           TELEX:  338092
2366928                            FAX:  021 422331
Mucklow Hill
Halesowen
West Midlands B62 8BP

NORTHERN ELECTRIC PLC              TELEX:  53324
2366942                            FAX:  091 235 2109
Carliol House
Newcastle-Upon-
Tyne NE99 1SE

NORWEB PLC                         TELEX:  6695971
2366949                            FAX:  061 875 7360
Talbot Road
Manchester M16 0HQ

SEEBOARD PLC                       TELEX:  87230
2366867                            FAX:  0273 21705
Grand Avenue
Hove
East Sussex BN3 2LS
                                     56

SOUTHERN ELECTRIC PLC              TELEX:  848282
2366879                            FAX:  0628 87124
South Electricity House
Littlewick Green
Maidenhead
Berks. SL6 3QB

SOUTH WALES ELECTRICITY PLC        TELEX:  498331
2366985                            FAX:  0222 777759
St Mellons
Cardiff CF3 9XW

SOUTH WESTERN ELECTRICITY PLC      TELEX:
2366894                            FAX:  0454 616369
800 Park Avenue
Aztec West
Almondsbury
Avon BS12 4SE

YORKSHIRE ELECTRICITY              TELEX:  55128
GROUP PLC                          FAX:  0532 892123
2366996
Scarcroft
Leeds LS14 3HS

                                   SCHEDULE 2

                                   DEFINITIONS

"Accession Agreement"              an agreement in or substantially in
                                   the form set out in Schedule 3.

"the Act"                          the Electricity Act 1989.

"Active Power"                     the product of voltage and  the in-phase
                                   component    of   alternating    current
                                   measured in units of watts  and standard
                                   multiples thereof i.e.
                                   1000 watts     =    1kW
                                   1000 kW   =    1MW
                                   1000 MW   =    1GW
                                   1000 GW   =    1TW.

"Affiliate"                             in  relation  to   NGC  means   any
                                        holding  company  or subsidiary  of
                                        NGC  or any subsidiary of a holding
                                        company of NGC, in each case within
                                        the  meaning  of Section  736, 736A
                                        and  736B of the Companies Act 1985
                                        as  substituted  by Section  144 of
                                        the  Companies Act 1989 and if that
                                        section is not in force at the date
                                        of this Agreement as if such latter
                                        section were in force at such date.

"Agency Business"                       any   business   of   NGC  or   any
                                        Affiliate or Related Undertaking in
                                        the  purchase or  other acquisition
                                        or  sale  or   other  disposal   of
                                        electricity as agent for  any other
                                        Authorised Electricity Operator.

"this Agreement"                        this   Agreement   including    the
                                        Schedules   and   any  Supplemental
                                        Agreements   and   the   Appendices
                                        thereto as the same may be amended,
                                        extended, supplemented, novated  or
                                        modified  in  accordance  with  the
                                        terms  hereof  from  time  to  time
                                        provided  that  each   Supplemental
                                        Agreement   shall   constitute   an
                                        agreement separate  from each other
                                        Supplemental Agreement.

"Agreed Ancillary Services"             Commercial  Ancillary  Services and
                                        Part 2 System Ancillary Services.

"Ancillary Service"                     a System Ancillary Service and/or a
                                        Commercial Ancillary Service as the
                                        case may be.

"Ancillary Services Business"           the   business   of   NGC  or   any
                                        Affiliate or Related Undertaking as
                                        operator   of   NGC's  Transmission
                                        System  in  the acquisition  and/or
                                        sale  (other  than as  part  of the
                                        Generation  Business)  of Ancillary
                                        Services.
                                     59

"Annual Average Cold Spell              a particular combination of weather
(ACS) Conditions"                       elements which gives rise to a level
                                        of peak Demand within an NGC Financial
                                        Year which has a 50% chance of being
                                        exceeded  as  a  result of  weather
                                        variation alone.

"Apparatus"                             all  equipment in  which electrical
                                        conductors  are used,  supported or
                                        of which they may form a part.

"Authorized Electricity                 any person (other  than NGC in  its
Operator"                               capacity as operator of the NGC
                                        Transmission  System) who is
                                        authorised  to  generate,  transmit
                                        or supply electricity  and for the
                                        purposes of Condition  10A to 10C
                                        inclusive of the Transmission Licence
                                        shall include any person who has made
                                        application to be so authorised which
                                        application  has not been  refused
                                        and any person transferring electricity
                                        to or from England and Wales across an
                                        interconnector or who has made
                                        application for use of interconnector
                                        which has not been refused.

"Authorised Recipient"                  in   relation   to  any   Protected
                                        Information,  means  any   Business
                                        Person  who,  before the  Protected
                                        Information  had  been divulged  to
                                        him  by  NGC or  any  Subsidiary of
                                        HGC,  had  been  informed   of  the
                                        nature  and  effect  of  Sub-Clause
                                        19.1  of  the Master  Agreement and
                                        who   requires   access   to   such
                                        Protected   Information   for   the
                                        proper performance of his duties as
                                        a  Business Person in the course of
                                        Permitted Activities.
                                     60

"Black Start Capability"                as defined in the Grid Code.

"Business Day"                          any week-day other  than a  Saturday on
                                        which  banks  are   open  for   domestic
                                        business in the City of London.

"Business Person"                       any person who  is a Main  Business
                                        Person  or  a  Corporate  Functions
                                        Person and "Business Personnel" shall be construed accordingly.

"Central Despatch"                      the   process  of   Scheduling  and
                                        issuing direct  instructions by NGC
                                        referred  to  in  paragraph   1  of
                                        Condition  7  of  the  Transmission
                                        Licence.

"Charging Rules"                        the provisions of Appendix E to the
                                        Supplemental Agreements.

"Commercial Ancillary Services"         Ancillary Services, other than
                                        System   Ancillary   Services,
                                        utilised  by NGC  in operating
                                        the Total System if a User has
                                        agreed to provide them under a
                                        Supplemental   Agreement  with
                                        payment being dealt with under
                                        an      Ancillary     Services
                                        Agreement  or  in the  case of
                                        Externally      Interconnected
                                        Parties   or   External   Pool
                                        Members  (as  defined  in  the
                                        Grid  Code)  under  any  other
                                        agreement.    A non-exhaustive
                                        list  of  commercial Ancillary
                                        Services is set out below:-

                                   -    Frequency  Control  by  means of  a
                                        Pumped Storage Unit Spinning in Air

                                   -    Frequency   Control  by   means  of
                                        adjustment to a Pumped Storage Unit
                                        Pumping Programme

                                   -    Frequency   Control  by   means  of
                                        Demand reduction

                                   -    Reactive Power supplied by means of
                                        synchronous or static compensators

                                   -    Hot Standby

                                   In addition, there is also the Ancillary
                                   Service of cancelled start  which arises
                                   as  part  of  the  ordinary  operational
                                   instruction  of   Generating  Units  and
                                   therefore needs to separate capability description.

                                   Defined terms used in this definition are defined in the Grid Code.

"Commissioned"                     in  respect  of   Plant  and   Apparatus
                                   commissioned  before  the Transfer  Date
                                   means Plant and Apparatus  recognised as
                                   having  been  commissioned according  to
                                   the commissioning  procedures current at
                                   the time of commissioning and in respect
                                   of  Plant   and  Apparatus  commissioned
                                   after  the  Transfer  Date  means  Plant
                                   and/or   Apparatus   certified  by   the
                                   Independent  Engineer   as  having  been
                                   commissioned  in   accordance  with  the
                                   relevant Commissioning Programme.

"Competent Authority"              the   Secretary   of   State,   the
                                   Director and any local  or national
                                   agency,    authority,   department,
                                   inspectorate,  minister,  ministry,
                                   official  or  public  or  statutory
                                   person (whether  autonomous or not)
                                   of,  or of  the government  of, the
                                   United  Kingdom   or  the  European
                                   Community.

"Confidential Information"              all data and other information
                                        supplied to a User  by another
                                        Party under the  provisions of this
                                        Agreement.

"Connection Application"                an application for a New Connection
                                        Site in the  form or  substantially
                                        in the form set out in Exhibit 7.

"Connection Charges"                    charges  made  or levied  or  to be
                                        made or levied for the carrying out
                                        (whether before or  after the  date
                                        on   which  the   NGC  Transmission
                                        Licence comes into force)  of works
                                        and  provision and  installation of
                                        electrical  plant,  electric  lines
                                        and     ancillary     meters     in
                                        constructing entry  and exit points
                                        on   NGC's   Transmission   System,
                                        together with charges in respect of
                                        maintenance  and   repair  of  such
                                        items  in so  far as  not otherwise
                                        recoverable   as   Use  of   System
                                        Charges,   all    as   more   fully
                                        described   in   the   Transmission
                                        Licence,   whether   or  not   such
                                        charges are annualised.

"Connection Conditions" or "CC"         that portion of the  Grid Code
                                        which  is  identified  as  the
                                        Connection Conditions.

"Connection Offer"                      an  offer for a New Connection Site
                                        in the form or substantially in the
                                        form set out in Exhibit 8 including
                                        any revision or  extension of  such
                                        offer.

"Connection Site"                       each  location  more   particularly
                                        described    in    the     relevant
                                        Supplemental  Agreement at  which a
                                        User's Equipment and the NGC Assets
                                        required  to  connect that  User to
                                        the  NGC  Transmission  System  are
                                        situated.  If two or more Users own
                                        or  operate   Plant  and  Apparatus
                                        which    is   connected    at   any
                                        particular  location  that location
                                        shall   constitute   two  (or   the
                                        appropriate  number  of) Connection
                                        Sites.

"Connection Site Demand Capability"     the capability of a Connection
                                        Site  to  take  power  to  the
                                        maximum level  forecast by the
                                        User  from  time  to time  and
                                        forming  part of  the Forecast
                                        Data supplied  to NGC pursuant
                                        to the Grid Code together with
                                        such  margin  as NGC  shall in
                                        its     reasonable     opinion
                                        consider    necessary   having
                                        regard  to NGC's  duties under
                                        its Transmission Licence.

"Control Telephony"                     as defined in the Grid Code.

"Corporate Functions Person"            any person who is:-

                                        (a) a director of NGC; or

                                        (b) an employee  of NGC  or any  of its
                                            Subsidiaries carrying out any
                                            administrative, finance or other
                                            corporate services of any kind
                                            which in part relate to the Main
                                            Business; or

                                        (c) engaged as an agent of or adviser to
                                            or  performs  work in relation to or
                                            services for the Main Business.

"Customer"                         A person to  whom electrical  power
                                   is provided (whether  or not he  is
                                   the  provider  of  such  electrical
                                   power)  other  than  power to  meet
                                   Station Demand of that person.

"Data Registration Code"           the  portion of the Grid Code which
or "DRC"                           is identified as the
                                   Data Registration Code.

"Decommission"                     cessation  of  use  by a  User  of  that
                                   User's Equipment at any given Connection
                                   Site for a  continuous period  exceeding
                                   12  months  pursuant  to   the  relevant
                                   Supplemental Agreement.

"Deenergisation" or                the   movement  of   any  isolator,
                                   breaker or switch or the

"Deenergise(d)"                    removal  of  any  fuse  whereby  no
                                   Electricity can flow to or from the
                                   relevant System  through the User's
                                   Equipment.

"Demand" the demand of MW and MVA of electricity (i.e. both Active Power and Reactive Power), unless otherwise stated.

"Derogation"                       a direction issued by  the Director
                                   relieving   a    Party   from   the
                                   obligation  under  its  Licence  to
                                   comply  with such parts of the Grid
                                   Code or any Distribution Code or in
                                   the  case  of NGC  the Transmission
                                   Licence as may be specified in such
                                   direction and  "Derogated" shall be
                                   construed accordingly.

"Derogated Plant"                       shall mean Plant or Apparatus which
                                        is the subject of a Derogation.

"Despatch"                              the  issue  by NGC  of instructions
                                        for  Generating  Plant  to  achieve
                                        specific Active  Power and Reactive
                                        Power  Levels   or  target  voltage
                                        levels within Generation Scheduling
                                        and  Despatch   Parameters  and  by
                                        stated times.

"Detailed Planning Data"                detailed additional  data which NGC
                                        requires under the PC in support of
                                        Standard Planning Data.

"Directive"                             includes  any   present  or  future
                                        directive,             requirement,
                                        instruction,  direction or  rule of
                                        any Competent Authority, (but only,
                                        if not having the force of law,  if
                                        compliance with the Directive is in
                                        accordance    with    the   general
                                        practice  of  persons  to whom  the
                                        Directive    is    addressed)   and
                                        includes      any     modification,
                                        extension  or  replacement  thereof
                                        then in force;

"Director"                              the Director General of Electricity

                                        Supply appointed for the time being
                                        pursuant to Section 1 of the Act;

"Disconnection"                         permanent physical disconnection of
                                        a  User's  Equipment  at any  given
                                        Connection   Site   which   permits
                                        removal thereof from the Connection
                                        Site or removal of all NGC's Assets therefrom (as the case may be).

"Disputes Resolution Procedure"         arbitration  pursuant  to  the
                                        arbitration   rules   of   the
                                        Electricity   Supply  Industry
                                        Arbitration  Association  in  force
                                        from time to time.

"Distribution Code(s)"                  the  Distribution Code(s)  drawn up
                                        by  Public  Electricity   Suppliers
                                        pursuant  to  the  terms  of  their
                                        respective Licence(s)  as from time
                                        to time revised in  accordance with
                                        those Licences.

"Distribution System"                   the  system  consisting (wholly  or
                                        mainly) of electric lines  owned or
                                        operated    by    any    Authorised
                                        Electricity  Operator and  used for
                                        the  distribution  of   electricity
                                        from   Grid    Supply   Points   or
                                        generation  sets   or  other  entry
                                        points  to the point of delivery to
                                        Customers or Authorised Electricity
                                        Operators, and  includes any Remote
                                        Transmission  Assets  operated   by
                                        such     Authorised     Electricity
                                        Operator  and any  electrical plant
                                        and meters owned or operated by the
                                        Authorised Electricity Operator  in
                                        connection with the distribution of
                                        electricity, but  shall not include
                                        any  part   of  NGC's  Transmission
                                        System.

"Earthing"                              as defined in the Grid Code.

"the EdF Documents"                     as defined in the Pooling and Settlement
                                        Agreement.

"Electricity"                           Active  Energy and  Reactive Energy
                                        (in  each  case as  defined  in the
                                        Pooling and Settlement Agreement)

"Embedded"                         a    direct    connection   to    a
                                   Distribution  System or  the System
                                   of   any   other   User  to   which
                                   Customers and/or Power Stations are
                                   connected.

"Energisation" or "Energise(d)"    the movement  of any isolator,
                                   breaker   or  switch   or  the
                                   insertion of any fuse so as to
                                   enable Energy to flow from and
                                   to the relevant System through
                                   the User's Equipment.

"Energy" the electrical energy produced, flowing or supplied by an electric circuit during a time interval, being the integral with respect to time of the power, measured in units of watt-hours or standard multiples thereof i.e.
                                   1000 Wh = 1kWh
                                   1000 kWh = 1MWh
                                   1000 MWh = 1GWh
                                   1000 GWh = 1TWh

"Energy Metering Equipment"        has the meaning given to the phrase
                                   "Metering Equipment" in the Pooling
                                   and Settlement Agreement.

"Energy Metering System"           has the meaning given to the phrase
                                   "Metering  System"  in the  Pooling
                                   and Settlement Agreement.

"Estimated Demand"                 the forecast Demand (Active  Power) data
                                   filed with NGC pursuant to paragraph 12 of the Charging Rules.

"Executive Committee"              the committee established  pursuant
                                   to Clause 14.1  of the Pooling  and
                                   Settlement Agreement.

"Financial Year"                   the period of  12 months ending  on
                                   31st March in each calendar year.

"FMS Date"                              has  the  meaning   given  in   the
                                        Pooling and Settlement Agreement.

"Force Majeure"                         in relation to  any Party any  evnt
                                        or circumstance which is beyond the
                                        reasonable  control  of such  Party
                                        and  which results in or causes the
                                        failure  of  that Party  to perform
                                        any of its  obligations under  this
                                        Agreement  including  act  of  God,
                                        strike, lckout  or other industrial
                                        disturbance,  act   of  the  public
                                        eemy,  war declared  or undeclared,
                                        threat   of   war,  terroist   act,
                                        blockade,     revolution,     riot,
                                        insurrection,    civil   commotion,
                                        public demonstration, sabotage, act
                                        of   vandalism,   lightning,  fire,
                                        storm,      flood,      earthquake,
                                        accumulation of snow  or ice,  lack
                                        of  water  arising from  weather or
                                        environmental  problems, explosion,
                                        falut  or  failure  of   Plant  and
                                        Apparatus  (which  could  not  have
                                        been  prevnted   by  Good  Industry
                                        Practice),  governmental restraing,
                                        Act     of     Parliament,    other
                                        legislation, bye  law and Directive
                                        (not being any order, regulation or
                                        direction unde Section  32, 33,  34
                                        and  35 of  the Act)  provided that
                                        lack   of   funds   shall  not   be
                                        interpreted as a  cause beyond  the
                                        reasonable control of that Party.

"Fuel Security Code"                    the   document    of   that   title
                                        designated as such by the Secretary
                                        of  State  as  from  time  to  time
                                        amended.
                                     69

"Generation Business"                   the authorized business  of NGC  or
                                        any     Affiliate     or    Related
                                        Undertaking  in  the generation  of
                                        electricity  or  the  provision  of
                                        Ancillary  Services,  in each  case
                                        from  pumped  storage and  from the
                                        Kielder  hydro-electric  generating
                                        station.

"Generation License"                    the license granted  to a  Geneator
                                        pursuant to Section 6(1)(a)  of the
                                        Act.

"Generating Plant"                      a Power Station subject  to Central
                                        Dispatch.

"Generating Unit"                       unless  otherwise  provided in  the
                                        Grid Code any Apparatus which produces electricity.

"Generator"                             a person  who generates electricity
                                        under  license  or exemption  under
                                        the Act.

"Good Industry Practice"                in relation to any  undertaking and
                                        any circumstances,  the exercise of
                                        that  degree  of skill,  diligence,
                                        prudence and  foresight which would
                                        reasonably   and   ordinarily    be
                                        exected   from    a   skilled   and
                                        experienced operator engaged in the
                                        same type of undertaking  under the
                                        same or similar circumstances.

"Grid Code"                             the  Grid Code drawn up pursuant to
                                        the Transmission  Licensee, as from
                                        time to time revised  in accordance
                                        with the Transmission License.

"Grid Supply Point"                     a  point of  delivery from  the NGC
                                        Transmission     System     to    a
                                        Distribution   System  or   a  Non-
                                        Embedded Customer.

"Gross Asset Value"                     the  value  calculated  by  NGC  in
                                        accordance      with     recognised
                                        accounting      principles      and
                                        procedures as published by NGC from
                                        time to time.

"High Voltage"                          a voltage exceeding 650 volts.

"Independent Generating Plant"          a Power Station not subject to
                                        Central Dispatch.

"Intellectual Property"                 patents,   trade   marks,   service
                                        marks,  rights  in  designs,  trade
                                        names,  copyrights  and  topography
                                        rights (whether or  not any of  the
                                        same  are registered  and including
                                        applications  for  registration  of
                                        any of the  same) and rights  under
                                        licenses  and consents  in relation
                                        to any of  the same and all  rights
                                        or forms of protection of a similar
                                        nature  or   having  equivalent  or
                                        similar effect to  any of the  same
                                        which may subsist  anywhere in  the
                                        world.

"Interconnectors"                       the  electric lines  and electrical
                                        plant and meters owned  or operated
                                        by NGC solely  for the transfer  of
                                        electricity  to  or  from  the  NGC
                                        Transmission System into or  out of
                                        England and Wales.

"Interconnectors Business"              the  business  of  NGC or  any
                                        Affiliate      or      Related
                                        Undertaking  in  the operation
                                        of any interconnector.

"Isolation"                             as defined in the Grid Code.

"License"                               any license granted pursuant  to Section
                                        6 of the Act.

"License Standards"                     the  standards to  be  met  by  NGC
                                        under    Condition   12    of   the
                                        Transmission License.

"Local Safety Instructions"             as defined in the Grid Code.

"Main Business"                         any business  of NGC or any  of its
                                        Subsidiaries  as  at  the  Transfer
                                        Date  or  which it  is  required to
                                        carry  on  under  the  Transmission
                                        License, other  than the Generating
                                        Business.

"Main Business Person"                  any  employee of NGC or any directo
                                        or employee of its Subsidiaries who
                                        is  engaged  solely  in   the  Main
                                        Business    and    "Main   Business
                                        Personnel"   shall   be   construed
                                        accordingly.

"Master Agreement"                      the  Agreement  to  which  this  is
                                        Schedule    2,    excluding     any
                                        Supplemental Agreements.

"Material Effect"                       an effect causing a Party to effect
                                        any works or to alter the manner of
                                        operation   of  its   Plant  and/or
                                        Apparatus at the  Connection Site  or
                                        the  site  of  connection which  in
                                        either case involves that  Party in
                                        expenditure of more than (Pounds)10,000.

"Maximum Export Capacity"               the maximum amount  of power to  be
                                        passed  into  the NGC  Transmission
                                        System  at  the Connection  Site as
                                        notified by the User to NGC as part
                                        of the Registered Data from time to
                                        time.

"Minor Independent Generating Plant"   Any   Independent   Generating
                                       Plant   with   a    Registered
                                       Capacity of less than 50 mW.

"Modification"                         any  actual   or  proposed  replacement,
                                       renovation, modification, alteration, or
                                       construction by or  on behalf of a  User
                                       or NGC  to either that Party's  Plant or
                                       Apparatus or the manner of its operation
                                       which has  or may have a Material Effect
                                       on   another   Party  at   a  particular
                                       Connection Site.

"Modification Application"             an application in the  form or
                                       substantially in  the form set
                                       out in Exhibit 11.

"Modification Notification"            a  notification in  theform or
                                       substantially in  the form set
                                       out in Exhibit 13.

"Modification Offer"                    an    offer    in   the    fom   or
                                        substantially in the  form set  out
                                        in   Exhibit   12,  including   any
                                        revision   or  extension   of  such
                                        offer.

"Natural Demand"                        the Demand (Active Power)  which is
                                        necessary  to  meet  the  needs  of
                                        Customers  excluding  that   Demand
                                        (Active  Power)   met  by  Embedded
                                        Generating  Units  which  is to  be
                                        paid for otherwise than pursuant to
                                        the    Pooling    and    Settlement
                                        Agreement.

"Net Asset Value"                       the  Gross Asset  Value of  the NGC
                                        Asset in question less depreciation
                                        over    the    Replacement   Period
                                        calculated   in   accordance   with
                                        recognised   accounting  principles
                                        and procedures.

"New Connection Site"              a   proposed  Connection   Site  in
                                   relation  to  which  there   is  no
                                   Supplement   Agreement   in   force
                                   between the Parties.

"NGC Assets"                       the  Plant  and Apparatus  owned  by NGC
                                   necessary   to    connect   the   User's
                                   Equipment to the NGC Transmission System
                                   at  any  particular  Connection Site  in
                                   respect of which NGC  charges Connection
                                   Charges (if any) as listed or identified
                                   in  Appendix  A   to  the   Supplemental
                                   Agreement  relating  to each such  Connection
                                   Site.

"NGC Engineering Charges"          Reasonable  Charges for  time spent
                                   by NGC engineers and other staff in
                                   relation to NGC Transmission System
                                   development and related services as
                                   published from time to time by NGC.

"NGC Transmission System"          the  sysem  consisting  (wholly  or
                                   mainly)  of  high voltage  electric
                                   lines owned or  opeated by NGC  and
                                   used   for   the  transmission   of
                                   electricity from  one Power Station
                                   to  a  sub-station  or  to  another
                                   Power   Station  or   between  sub-
                                   stations or to or from any External
                                   Interconnection  and  includes  any
                                   Pant and Apparatus and meters owned
                                   or  operated  by NGC  in connection
                                   with     the     transmission    of
                                   electricity  but  does not  include
                                   any Remote Transmission Assets.

"Non-embedded Customer"            a   Customer   except  for   a  PES
                                   receiving  electricity  direct from
                                   the    NGC    Transmission   System
                                   irrespective  of  from  whom it  is
                                   supplied.

"Operating Code" or "OC"           the  portion of the Grid Code which
                                   is  identified   as  the  Operating
                                   Code.

"Operation Diagrams"               as defined in the Grid Code.

"Operational"                      in relation to  a Connection Site  means
                                   that  the  same  has  been  Commissioned
                                   (which for the  avoidance of doubt  does
                                   not necessarily include commissioning of
                                   Generating   Units   connected  at   the
                                   Connection Site) and that the User can use such User's Equipment to undertake those acts and things capable of being undertaken by Pool Members.

"Operational Effect"               any effect on the operation of
                                   any  System which  causes that
                                   System  to operate (or be at a
                                   materially  increased  risk of
                                   operating) differently to  the
                                   way  in  which  it would  have
                                   normally   operated   in   the
                                   absence of that effect.

"Operational Intertripping"        the   automatic   tripping  of
                                   circuit-breakers   to  prevent
                                   abnormal   system   conditions
                                   occurring,   such   as    over
                                   voltage,    overload,   system
                                   instability  etc.  after   the
                                   tripping   of   other  circuit
                                   breakers    following    power
                                   system faul(s) which  includes
                                   System to  Generating Plant and
                                   System to Demand  intertripping
                                   schemes.

"Operational Metering Equipment"        meters,             instrument
                                        transformers (both voltage and
                                        current),         transducers,
                                        metering  protection equipment
                                        incuding alarms circuitry  and
                                        their  associated  outstations
                                        as  may  be necessary  for the
                                        purpose  of  CC.6.5.5  of  the
                                        Grid     Code     and      the
                                        corresponding provision of the
                                        relevant Distribution Code.

"Operator"                              has  the  meaning  defined  in  the
                                        Pooling and Settlement Agreement.

"Part 1 System Ancillary Services"      Ancillary  Services  which are
                                        required  for  System  reasons
                                        and which must be  provided by
                                        Users  in accordance  with the
                                        Connection  Conditions.     An
                                        exhaustive  list   of  Part  1
                                        System  Ancillary  Services is
                                        included in the Grid  Code (in
                                        that part of CC8.1 headed Part
                                        1) namely:-

                                        -   Reactive  Power  supplied otherwise
                                            than  by  means  of synchronous  or
                                            statis compensators

                                        -   Frequency   Control  by   means  of
                                            Frequency Sensitive Generation.

"Part 2 System Ancillary Services"      Ancillary  Services  which are
                                        requied for System reasons and
                                        which  must  be provided  by a
                                        User if the  User has  agreed
                                        to   provide   them  under   a
                                        Supplemental  Agreement.     A
                                        non-exhaustive list  of Part 2
                                        System  Ancillary  Services is
                                        included in the Grid  Code (in
                                        that part of CC8.1 headed Part
                                        2) namely:-

                                        -   Black Start Capability.

"Party" each person for the time being and from time to time party to the Master Agreement and any successor(s) in title to, or permitted assign(s) of, such person;

"Payment Date"                     a  date  for payment  of  NGC Connection
                                   Charges and/or Use of System Charges, determined in accordance with Sub-Clause
                                   14.2 of the Master Agreement.

"Permitted Activities"             activities   carried  on   for  the
                                   purposes of the Main Business.

"PES Supply Business Demand"       the  Demand  (Active Power)  of any
                                   PES which is  attributable  to each Grid
                                   Supply Point.

"Planning Code" or PC              that portion of the Grod Code which
                                   is identified as the Planning Code.

"Plant" fixed and moveable items used in the generation and/or supply and/or transmission of electricity other than Apparatus.

"Pool Member"                      any person who is admitted to membership
                                   in  accordance  with  the   Pooling  and
                                   Settlement Agreement.

"Pooling and Settlement Agreement" the agreement of that title for the
                                   time  being  approved  (or   to  be
                                   approved) by the Secretary of State
                                   or by the Director as from  time to
                                   time amended and, where the context
                                   so permits,  includes the agreement
                                   known  as  the  Initial  Settlement
                                   Agreement  of  even  date with  the
                                   above  agreement, and  made between
                                   the parties to the  above agreement
                                   as at such date.

"Power Station"                              An  installation comprising  one or
                                             more  Generating Units  (even where
                                             sited   separately)   owned  and/or
                                             controlled  by the  same Generator,
                                             which may  reasonably be considered
                                             as  being  managed  as   one  Power
                                             Station.

"Protected Information"                      any  information  relating  to  the
                                             affairs   of   a  Party   which  is
                                             furnished  to  Business   Personnel
                                             pursuant   to  this   Agreement  or
                                             pursuant   to  a   direction  under
                                             section 34 of  the Act or  pursuant
                                             to  the  provisions  of   the  Fuel
                                             Security Code unless, prior to such
                                             information  being  furnished, such
                                             Party  has  informed the  recipient
                                             thereof  by notice in writing or by
                                             endorsement  on  such  information,
                                             that the said information is not to
                                             be     regarded     as    Protected
                                             Information.

"Public Electricity Supplier" or "PES"       a    holder   of    a   Public
                                             Electricity Supply License.

"Public Electricy Supply License"            a license issued under Section
                                             6(a)(c) of the Act.

"Reasonable Charges"                         reasonable cost reflective  charges
                                             comparable  to charges  for similar
                                             services  obtainable  in  the  open
                                             market.

"Registered Capacity"                   the  normal full load capacity of a
                                        Generating Unit as declared  by the
                                        Generator, less the  MW cosumed  by
                                        the  Generating  Unit  through  the
                                        Generating Unit's unit transformer when producing the same.

"Registered Data"                       those  items  of Standard  Planning
                                        Data  and  Detailed  Planning  Data
                                        which upon  connection become fixed
                                        (subject    to    any    subsequent
                                        changes).

"Registrant"                            has  the  meaning  define   in  the
                                        Pooling and Settlement Agreement.

"Regulations"                           the Electricity  Supply Regulations 1988
                                        or any amendment or reenactment thereof.

"Related Undertaking"                   in  relation  to   NGC  means   any
                                        undertaking  in  which  NGC  has  a
                                        participating  interest  as defined
                                        by Section 260(1) of  the Companies
                                        Act 1985 as substituted  by Section
                                        22 of the Companies Act 1989 and if
                                        that  latter section is in force at
                                        the  date of  this Agreement  as if
                                        such latter section  were in  force
                                        at such date.

"Remote Transmission Assets"            any Plant and  Apparatus or  meters
                                        owned by NGC which (a) are embedded
                                        in  a Distribution System or a User
                                        System and which  are not  directly
                                        connected by Plant and/or Apparatus
                                        owned by NGC to a sub-station owned
                                        by  NGC  and (b)  are  by agreement
                                        between   NGC   and   (b)  are   by
                                        agreement between NGC and  such PES
                                        or  User  under  the direction  and
                                        control of such PES or User.

"Replacement Period"                    in  relation to  an NGC  Asset, the
                                        period  commencing  on the  date on
                                        which  such NGC  Asset  is  or  was
                                        originally    Commissioned,   after
                                        which it is assumed  for accounting
                                        purposes such NGC  Asset will  need
                                        to be replaced,  which shall be  40
                                        years   unless   otherwise   agreed
                                        between    the    Parties   to    a
                                        Supplemental Agreement and recorded
                                        in   the   relevant    Supplemental
                                        Agreement.

"Safety Coordinator(s)"                 a  person  or persons  nominated by
                                        NGC and each User to be responsible
                                        for  the  co-ordination  of  Safety
                                        Precautions (as defined in the Grid
                                        Code) at each Connection Point when
                                        work  and/or  testing   is  to   be
                                        carried  out  on  a   system  which
                                        necessitates   the   provision   of
                                        Safety Precautions on HV Apparatus,
                                        pursuant to OC8.

"Safety Rules"                          the rules of NGC or a  User that seek to
                                        ensure  that  persons  working on  Plant
                                        and/or  Apparatus  to  which  the  rules
                                        apply   are  safeguarged   from  hazards
                                        arising from the System.

"Scheduling"                            the   process   of  compiling   and
                                        issuing  a Generation  Schedule (as
                                        that expression is  defined in  the
                                        Grid Code) as set out in SDC1.

"SDC or Scheduling and Despatch Code"   that portion of the  Grid Code
                                        which specifies the Scheduling
                                        and Despatch process.

"Second Tier Supplier" or "STS"         a  holder  of  a  Second  Tier
                                        Supply License.

"Second Tier Supply License"            a  licence  granted  under  Section
                                        6(2)(a) of the Act.

"Separate Business"                     each    of    the     Transmission,
                                        Settlements,            Generation,
                                        Interconnectors    and    Ancillary
                                        Services      Businesses      taken
                                        separately  from  one  another  and
                                        from any other business of NGC, but
                                        so that  where all or  any part  of
                                        such  business is carried out by an
                                        Affiliate or Related Undertaking of
                                        NGC such part of the business as is
                                        carried  out  by that  Affiliate or
                                        Related   Undertaking   shall    be
                                        consolidated  with  any other  such
                                        business of NGC  (and of any  other
                                        Affiliate or  Ralted Underaking) so
                                        as  to  form   a  single   Separate
                                        Business.

"Settlements Business"                  means  the business  of NGC  or any
                                        Affiliate or Related Undertaking as
                                        settlement   system   administrator
                                        under  the  Pooling and  Settlement
                                        Agreement.

"Site Common Drawings"                  as defined in the Grid Code

"Site Responsibility Schedule"          a   schedule   containing  the
                                        information  and  prepared  on
                                        the  basis  of the  provisions
                                        set out in  Appendix 1 of  the
                                        CC.

"Small Independent Generating Plant"    any   Independent   Generating
                                        Plant   with   a    Registered
                                        Capacity of 50 MW or more.

"Station Demand"                        in   respect   of  any   generating
                                        station  and Generator,  means that
                                        consumption      of     electricity
                                        (excluding   any   supply  to   any
                                        Customer of  the relevant Generator
                                        who is neither such Generator nor a
                                        member  of  a  qualifying group  of
                                        which  such  Generator  is a  part)
                                        from the NGC Transmission System or
                                        a  Distribution System  at premises
                                        on the same site as such generating
                                        station,   with   premises    being
                                        treated as on the same site as each
                                        other if they are:

                                        (i)  the same premises;

                                        (ii) immediately  adjoining  each other;
                                             or

                                       (iii) separated from each other only
                                             by     road,     railway    or
                                             watercourse   or   by    other
                                             premises  (other than  a pipe-
                                             line, electric line or similar
                                             structure)  occupied  by   the
                                             consumer in question or by any
                                             other person who together with
                                             that    consumer    forms    a
                                             qualifying group;  and for the
                                             purpose  of  this   definition
                                             "generating    station"    and
                                             "qualifying group" shall  have
                                             the   meanings   given   those
                                             expressions  when used  in the
                                             Electricy   (Class  Exemptions
                                             from  the  Requirement  for  a
                                             License) Order 1990.

"STS Demand"                            the  Demand  (Active Power)  of any
                                        STS  which  is atributable  to each
                                        Grid Supply Point.

"Supplemental Agreement"                has  the  meaning  set out  in
                                        Clause   2   of   the   Master
                                        Agreement.

"Supplier"                              a Public Electricity  Supplier
                                        or Second Tier Supplier.

"System"                                any   User   System   or  the   NGC
                                        Transmission System as the case may
                                        be.

"Termination Amount"                    in  relation  to a  Connection
                                        Site, the amount calculated in
                                        accordance with  paragrah 4 of
                                        the Charging Rules.

"Total System"                          the NGC Transmission System and all
                                        User Systems in England and Wales.

"Transfer Date"                         2400 hours on 30th March 1990.

"Transfer Scheme"                       the  transfer  scheme made  by
                                        Central Electricity Generating
                                        Board     established    under
                                        Section  66 of  the Act  or by
                                        the  Secretary of  State under
                                        Section 69 of the act.

"Transmission Business"                 the authorised business of NGC
                                        or  any  Affiliate or  Related
                                        Undertaking  in  the planning,
                                        development,  construction and
                                        maintenance    of    the   NGC
                                        Transmission  System  (whether
                                        or not  pursuant to directions
                                        of the Secretary of State made
                                        under  Section 34 or 35 of the
                                        Act) and the opeation  of such
                                        system for the transmission of
                                        electricity,   including   any
                                        business      in     providing
                                        connections    to    the   NGC
                                        Transmission System but  shall
                                        not  include   (i)  any  other
                                        Separate Business  or (ii) any
                                        other  business  (not being  a
                                        Separate  Business) of  NGC or
                                        any   Affiliate   or   Related
                                        Undertaking  in  the provision
                                        of  services to or on ehalf of
                                        any one or more persons.

"Transmission License"                  the  license  granted  to  NGC
                                        under  Section 6(1)(b)  of the
                                        Act.

"Undertaking"                           bears the meaning ascribed  to that
                                        expression  by  Section 259  of the
                                        Companies  Act 1985  as substituted
                                        by  Section 22 of the Companies Act
                                        1989  and if that latter section is
                                        not in  force at that date  of this
                                        Agreement as if such latter section
                                        were in force at such date.

"Use of System"                         use   of   NGC's  Transmission
                                        System  for  the transport  of
                                        electricity by any  Authorised
                                        Electricity Operator.

"Use of System Application"             an    application    for     a
                                        Supplemental Agreement Type  5
                                        or  Type  6  in  the  form  or
                                        substantially in  the form set
                                        out  in Exhibit  9  or  10  as
                                        appropriate.

"Use of System Charges"                 charges made or  levied or  to
                                        be made or  levied by NGC  for
                                        the  provision of  services as
                                        part   of   the   Transmission
                                        Business  to  any   Authorised
                                        Electricity  Operator  as more
                                        fully described at paragraph 2
                                        of Condition  10 and paragraph
                                        2   of   Schedule  3   to  the
                                        Transmission  License  and  in
                                        the   Supplemental  Agreements
                                        but    shall    not    include
                                        Connection Charges.

"User's License"                        a User's license  to carry  on
                                        its business granted  pursuant
                                        to Section 6 of the Act.

"User's Equipment"                      the Plant  and Apparatus owned
                                        by a User (ascertained  in the
                                        absence  of  agreement to  the
                                        contrary  byreference  to  the
                                        rules set out  in Clause 6  of
                                        the  Master  Agreement)  which
                                        either is connected to the NGC
                                        Assets forming part of the NGC
                                        Transmission  System  at   any
                                        particular Connection Site  or
                                        which that User  wishes so  to
                                        connect.

"User System"                           any system owned  or operated by  a
                                        User  comprising  Generating  Units
                                        and/or Distribution Systems (and/or
                                        other systems consisting (wholly or
                                        mainly) of electric lines which are
                                        owned or operated by a person other
                                        tha   a   PES)  and   Plant  and/or
                                        Apparatus   connecting   Generating
                                        Units, Distribution Systems (and/or
                                        other systems consisting (wholly or
                                        mainly) of electric lines which are
                                        owned or operated by a person other
                                        than   a   PES)   or   Non-Embedded
                                        Customers  to the  NGC Transmission
                                        System  or (except  in the  case of
                                        Non-Embedded   Customers)   to  the
                                        relevant other User System,  as the
                                        case may be,  including any  Remote
                                        Transmission  Assets  operated   by
                                        such User or  other person and  any
                                        Plant  and/or Apparatus  and meters
                                        owned or operated  by such User  or
                                        other person in connection with the
                                        distribution  of  electricity   but
                                        does  not include  any part  of the
                                        NGC Transmission System.

                                   SCHEDULE 3


THIS ACCESSION AGREEMENT is made on [          ] between:-

1.   [            ], a company incorporated [with limited  liability] under
     the  laws of  [               ] [(registered  number)] and  having its
     [registered office] at [          ] (the "New Party"); and

2. The National Grid Company PLC ("NGC") on its own behalf and on behalf of all the other parties to the Master Agreement referred to below.

WHEREAS:-

     By an agreement (the "Master Connection and Use of System Agreement") dated [ ], 1990 made between the Parties named therein and NGC the parties thereto agreed to give effect to and be bound by certain rules and procedures for etablishing a contractual framework between the Parties pursuant to which Supplemental Agreements will from time to time be made for the connection of Plant and Apparatus to the NGC Transmission System, the use by Parties of the MGC Transmission System and the payment of charges to NGC.

IT IS HEREBY AGREED AS FOLLOWS:-

1. Unless the context otherwise requires, words and expressions defined in the Master Agreement shall bear the same meanings respectively when used herein.

2. NGC (acting on its own behalf and on behalf of each of the other Parties) hereby admits the New Party as an additional Party under the Master Agreement on the terms and conditions hereof.

3. The New Party hereby accepts its admission as a Party and undertakes with NGC (acting on its own behalf and on behalf of each of the other Parties) to perform and to be bound by the terms and conditions of the Master Agreement as a Party as from the date hereof.

4. For all purposes in connection with the Master Agreement the New Party shall as from the date hereof be treated as if it has been a signatory of the Master Agreement, and as if this Agreement were part of the Master Agreement, and the rights and obligations of the Party shall be contrued accordingly.

5. This Agreement and the Master Agreement shall be read and construed as one document and references in the Master Agreement to the Master Agreement (howsoever expressed) whould be read and construed as references to the Master Agreement and this Agreement.

6. This Agreement shall be governed by and contrued in all respects in accordance with English law and the provisions of Clause 27 of the Master Agreement shall apply hereto mutatuis mutandis.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

[New Party]


By:


Registered Number:


Registered Office:


Address for Notices (if different from Registered Office):


Telex No:


Attention:


Bank Details:


The National Grid Company PLC (for itself and on behalf of each of the Parties to the Master Agreement).


By: